Fees Summary	Mar. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,420,020.00
Previously Paid Amount	0.00
Total Fee Amount	334.20
Total Offset Amount	0.00
Net Fee	$ 334.20